Exhibit 99.(j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Invesco Exchange-Traded Self-Indexed Fund Trust of our reports dated October 23, 2025, relating to the financial statements and financial highlights of each of the Funds listed in Appendix A, which appear in Invesco Exchange-Traded Self-Indexed Fund Trust’s Certified Shareholder Report on Form N-CSR for the year ended August 31, 2025. We also consent to the references to us under the headings “Fund Service Providers”, “Financial Highlights”, “Statement of Additional Information” and “Independent Registered Public Accounting Firm” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

December 17, 2025

Appendix A

Invesco Bloomberg Pricing Power ETF
Invesco BulletShares 2026 Corporate Bond ETF
Invesco BulletShares 2026 High Yield Corporate Bond ETF
Invesco BulletShares 2026 Municipal Bond ETF
Invesco BulletShares 2027 Corporate Bond ETF
Invesco BulletShares 2027 High Yield Corporate Bond ETF
Invesco BulletShares 2027 Municipal Bond ETF
Invesco BulletShares 2028 Corporate Bond ETF
Invesco BulletShares 2028 High Yield Corporate Bond ETF
Invesco BulletShares 2028 Municipal Bond ETF
Invesco BulletShares 2029 Corporate Bond ETF
Invesco BulletShares 2029 High Yield Corporate Bond ETF
Invesco BulletShares 2029 Municipal Bond ETF
Invesco BulletShares 2030 Corporate Bond ETF
Invesco BulletShares 2030 High Yield Corporate Bond ETF
Invesco BulletShares 2030 Municipal Bond ETF
Invesco BulletShares 2031 Corporate Bond ETF
Invesco BulletShares 2031 High Yield Corporate Bond ETF
Invesco BulletShares 2031 Municipal Bond ETF
Invesco BulletShares 2032 Corporate Bond ETF
Invesco BulletShares 2032 High Yield Corporate Bond ETF
Invesco BulletShares 2032 Municipal Bond ETF
Invesco BulletShares 2033 Corporate Bond ETF
Invesco BulletShares 2033 High Yield Corporate Bond ETF(a)
Invesco BulletShares 2033 Municipal Bond ETF
Invesco BulletShares 2034 Corporate Bond ETF
Invesco BulletShares 2034 Municipal Bond ETF(b)
Invesco BulletShares 2035 Corporate Bond ETF(a)
Invesco International Developed Dynamic Multifactor ETF
Invesco Investment Grade Defensive ETF
Invesco RAFI Strategic US ETF
Invesco Russell 1000 Dynamic Multifactor ETF
Invesco Russell 2000 Dynamic Multifactor ETF

(a) For the period June 9, 2025 (commencement of investment operations) through August 31, 2025

(b) For the period September 9, 2024 (commencement of investment operations) through August 31, 2025

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